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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

        We consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 333-03895) of our report dated January 28, 1997 (February 7, 1997 with respect to Note I) on the financial statements included in the 1996 annual report on Form 10-K of Life Medical Sciences, Inc.


Richard A. Eisner & Company, LLP.

New York, New York
March 28, 1997